                                    GUARANTY

     THIS GUARANTY is given by Matthew B. Jore ("Guarantor") to DADCO, a Montana corporation, its successors and assigns ("Lender").

                                    RECITALS

     WHEREAS, Guarantor is the President and principal shareholder of Jore Corporation, a Montana corporation ("Borrower"); and

     WHEREAS, Lender has made certain loans to Borrower as documented in the Promissory Note (the "Note") dated April 7, 1999, delivered by Borrower to Lender; and

     WHEREAS, to induce Lender to purchase the Note, Guarantor has agreed to unconditionally guarantee to Lender the payment and performance of the Note; and

     WHEREAS, the granting of all loans and financial accommodations by Lender to Borrower are of direct benefit to Guarantor because Guarantor is the principal shareholder of Borrower, and Guarantor has weighed the benefits of such loans and financial accommodations against his contingent liability hereunder and determined it is in his best interests to enter into this Guaranty.

                                   AGREEMENT

     NOW, THEREFORE, In order to induce Lender to make loans and financial accommodations to Borrower, Guarantor hereby agrees as follows:

     1.   GUARANTY.

          1.1 Guarantor jointly and severally unconditionally guarantees the full, prompt, and complete performance, payment, observance, and fulfillment by Borrower of each obligation, covenant, and condition to be performed by Borrower under the Note and the payment as and when due of all Indebtedness thereunder (the "Obligations"). Guarantor further agree to pay all expenses, including without limitation, reasonable attorneys' fees and legal expenses paid or incurred by Lender in endeavoring to collect or secure performance of the Obligations, or any part thereof, or in enforcing this Guaranty.

          1.2 Upon the occurrence of an Event of Default (as defined in the Note), the entire amount guaranteed hereunder shall mature immediately and become due and payable.

          1.3 In the event of any proceeding by or against Borrower, a composition, extension, or reorganization under any provision of the Bankruptcy Code or any other bankruptcy, insolvency, receivership, or similar proceeding, Guarantor expressly waives the extension of the obligations of this Guaranty under any provision of such Code or any law or rule applicable to such proceedings and hereby agrees that Lender may proceed immediately to collect any amount due under the terms of this Guaranty and to otherwise enforce this Guaranty.

          1.4 Any payment made on the Obligations hereby guaranteed and which may thereafter be required to be refunded as a preference or a fraudulent transfer under the Bankruptcy Code or any other federal or state law shall not be considered as payment of the Obligations, nor shall it have the effect of reducing the liability of Guarantor under this Guaranty.

     2.   RIGHTS AND REMEDIES OF LENDER.

          2.1 Neither demand on, nor the pursuit of any remedy against, Borrower or its property for payment of the Obligations shall be required as a condition precedent to either the making of a demand on Guarantor by Lender or the prior or subsequent commencement by Lender against Guarantor of any action, suit, or proceeding, at law or in equity to enforce this Guaranty. Neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or its property shall bar or prejudice either the making of a demand on Guarantor by Lender or the prior or subsequent commencement by Lender against Guarantor of any action, suit or proceeding, at law or in equity to enforce this Guaranty.

          2.2 Guarantor's liability under this Guaranty is primary, direct, and immediate. Guarantor waives any right to require Lender to:

                (a)   Proceed against Borrower or any other person;

                (b)   Proceed against or exhaust any collateral; or

                (c)   Pursue any other available legal remedy.

     No delay in the taking, pursuing, or exercising of any of the foregoing actions, rights, powers, or remedies by Lender shall effect, diminish, or extinguish the obligations of Guarantor hereunder.

     Guarantor waives any defense arising by reason of any disability of the Borrower, or by reason of the cessation from any cause whatsoever of the liability of the Borrower or each other. Guarantor shall be liable and remain liable for the payment of the Obligations to the extent provided herein notwithstanding:

                (a) Any previous discharge (total or partial) of Borrower from further liability;

                (b) Any bar (total, partial, or temporary) to the pursuit by Guarantor of any right or claim for Indemnification from Borrower;

                (c) Any right or claim by Guarantor to be subrogated to the rights or claims of Lender in and to Borrower's property, or

                (d)   Any action or inaction or delay in acting by Lender.

     Guarantor waives all presentments, demands for performance, notices of dishonor, and notices of acceptance of this Guaranty and of the existence, creation, or incurring of the indebtedness covered by this Guaranty.

          2.3 Guarantor authorizes Lender, without notice or demand and without diminishing or releasing Guarantor's liability hereunder, from time to time, to:

                (a) Make new loans and financial accommodations to Borrower, such loans and financial accommodations to be a part of the Obligations;

                (b) Renew, extend, accelerate, or otherwise change the time for payment of or otherwise change the terms of the indebtedness or any part thereof;

                (c) Take and hold security for the payment of this Guaranty or the indebtedness and exchange, enforce, waive, and release any such security;

                (d) Apply such security and direct the order or manner of sale thereof as Lender in its discretion may determine. Lender may, without notice, assign this Guaranty in whole or in part.

     Guarantor hereby consents to, ratify, and affirm any and all such new loans and financial accommodations, renewals, extensions, modifications, compromises, or releases and any such action shall be binding upon Guarantor. Guarantor hereby waives all defenses, counterclaims, or rights of setoff which Guarantor might have by reason of the foregoing.

     3.   REPRESENTATIONS AND WARRANTIES OF GUARANTOR.

     Guarantor represents and warrants to Lender that;

                (a) To the best of Guarantor's knowledge and belief, the execution, delivery, and performance by Guarantor of this Guaranty do not and will not (i) conflict with or contravene any judgment, order, or decree of any government, governmental instrumentality, or court having jurisdiction over Guarantor or (ii) conflict with, or result in any default under, any agreement or instrument of any kind to which Guarantor is a party or by which Guarantor may be bound or effected;

                (b) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms;

                (c) The rights of Lender hereunder are not subordinate to the rights of any third party;

                (d) There is no action, litigation, or other proceeding pending or threatened against Guarantor before any court, arbitrator, or administrative agency which may have a materially adverse effect on the Guarantor or which would prevent, jeopardize, hinder, or delay the performance by Guarantor of its obligations under this Guaranty; and

                (e) Guarantor is fully familiar with all of the covenants, terms, and conditions of the Note and Guarantor has been advised by legal counsel as to the legal consequences of this Guaranty prior to entering into it.

     4.   MISCELLANEOUS PROVISIONS

          4.1 This Guaranty sets forth the entire agreement of the parties as to the subject matter hereof and supersedes all prior discussions and understandings between them. This Guaranty may not be amended or rescinded in any manner except by an instrument in writing signed by each party hereto.

          4.2 This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Montana.

          4.3 Should any of the provisions of this Guaranty be found to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such provision shall be stricken and the remainder of this Guaranty shall nonetheless remain in full force and effect unless striking such provision shall materially alter the intention of the parties.

          4.4 In the event any action is brought to enforce this Guaranty, the parties agree to be subject to exclusive IN PERSONAM jurisdiction in the appropriate court in the state of Montana.

          4.5 No waiver of any right under this Guaranty shall be effective unless contained in a writing signed by the party sought to be charged with the waiver and no waiver of any right arising from any breach or failure to perform shall be deemed to be a waiver of any future right or of any other right arising under this Guaranty.

          4.6 Paragraph headings contained in this Guaranty are included for convenience only and form no part of the agreement between the parties.

          4.7 All notices or requests required or permitted under this Guaranty shall be in writing; shall be personally delivered or sent by fax (with confirmation of transmission required), Federal Express, or certified mail, return receipt requested, postage prepaid; and shall be deemed given when actually received by the addressee. Any party may change the address to which notices shall be sent by notice to the other party.

          4.8 This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

     DATED this 7th day of April, 1999.


                                              GUARANTOR

                                               /s/ Matthew B. Jore
                                              ------------------------------
                                              Matthew B. Jore


STATE OF MONTANA         )
                               )ss.
COUNTY OF Lake           )

     On this day personally appeared before me MATTHEW B. JORE, known to me to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed, for the uses and purposes mentioned.

     Given under my hand and official seal this 7th day of April, 1999.


                              Signature: /s/ Stephanie A. McClure
                                        ------------------------------------
                              Name (Print): Stephanie A. McClure
                                           ---------------------------------
                              NOTARY PUBLIC in and for the State of Montana,
                              residing at    [ILLEGIBLE]
                                           ---------------------------------
                              My appointment expires:  September 2002
                                                      ----------------------